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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                   FORM 8-K
                                CURRENT REPORT
                               OCTOBER 27, 1999

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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                              CELLNET FUNDING, LLC

             (Exact name of registrant as specified in its charter)

            DELAWARE              COMMISSION FILE NUMBER:       94-3298620
(State or other jurisdiction of         000-21409           (I.R.S. Employer
 incorporation or organization)                           Identification Number)

                                 125 SHOREWAY ROAD
                            SAN CARLOS, CALIFORNIA 94070
            (Address of principal executive offices, including zip code)

                                  (650) 508-6000
                (Registrant's Telephone Number, Including Area Code)

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ITEM 5.  OTHER EVENTS

     CellNet Data Systems, Inc., the parent company of the Registrant, issued the following press release today

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c).  EXHIBITS.

         99.1  Press Release dated October 27, 1999.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                           Cellnet Funding, L.L.C.
                                (Registrant)

                    by CellNet Data Systems, Inc., Manager

                    by David L. Perry
                       Vice President and Secretary

                            Date:  October 27, 1999